                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    March 26, 1996
                                                 ------------------------------


                               BE AEROSPACE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                            0-18348               06-1209796
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(STATE OR OTHER JURISDICTION    (COMMISSION                (IRS EMPLOYER
 OF INCORPORATION)               FILE NUMBER               IDENTIFICATION NO.)




                1400 Corporate Center Way, Wellington, FL   33414
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:                         (407) 791-5000
                                 -----------------------------------------------



                                      N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (c) Exhibits.  The following material contracts or amendments to existing material contracts of the Company are filed herewith:

         10.1 Employment Agreement dated as of April 1, 1996 by and between the Company and Paul E. Fulchino.

         10.2 Amendment No. 2 dated as of April 1, 1996 to Employment Agreement dated as of January 1, 1992 between the Company and Amin J. Khoury.

         10.3 Amendment No. 2 dated as of January 1, 1996 to Employment Agreement dated as of March 1, 1992 between the Company and Robert J. Khoury.

         10.4 Amendment No. 1 dated as of January 1, 1996 to Employment Agreement dated as of May 1, 1993 between the Company and Thomas P. McCaffrey.

         10.5 Amendment No. 1 dated as of January 1, 1996 to Employment Agreement dated as of March 1, 1992 between the Company and Marco C. Lanza.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BE AEROSPACE, INC.


Date:  April 5, 1996                By: /s/ Thomas P. McCaffrey
                                        ---------------------------

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                                 EXHIBIT INDEX

Exhibit No.    Description                                        Page No.
- -----------    -----------                                        --------

10.1 Employment Agreement dated as of April 1, 1996 by and between the Company and Paul E. Fulchino.

10.2           Amendment No. 2 dated as of April 1, 1996 to
               Employment Agreement dated as of January 1, 1992 between the Company and Amin J. Khoury.

10.3           Amendment No. 2 dated as of January 1, 1996 to
               Employment Agreement dated as of March 1, 1992 between the Company and Robert J. Khoury.

10.4           Amendment No. 1 dated as of January 1, 1996 to
               Employment Agreement dated as of May 1, 1993 between the Company and Thomas P. McCaffrey.

10.5           Amendment No. 1 dated as of January 1, 1996 to
               Employment Agreement dated as of March 1, 1992 between the Company and Marco C. Lanza.